UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 11, 2010

GLOBALPAYNET HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEVADA	000-51769	98-0458087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Columbia Tower, 701 Fifth Ave., Suite 4200, Seattle, WA 98104
(Address of Principal Executive Offices)      (Zip Code)

(206) 262-7533
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors.

On January 11, 2010, Dr. Daniel J. Nicols, a member of the Board of Directors of GlobalPayNet Holdings Inc. (the “Company”), passed away.

The Company extends its deepest condolences to Dr. Nicols’ family, close friends, and colleagues.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2010	By:	/s/ Alain Ghiai
Name: Alain Ghiai
Title: Chief Executive Officer